------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K-A




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
           June 13, 2001                                    0-6770
 ----------------------------------------------      ---------------------
Date of Report (Date of earliest event reported)     Commission File Number


                             GLOBALTRON CORPORATION
             (Exact name of registrant as specified in its charter)

             Florida                                 65-06698942
----------------------------------          -----------------------------
   (State or other jurisdiction of       (I.R.S. Employer Identification Number)
   incorporation or organization)



                        100 N. Biscayne Blvd., Suite 2500
                              Miami, Florida 33132
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
             -------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets

Agreement with Phone1, Inc.

On June 13, 2001, Globaltron Corporation acquired all of the outstanding common stock of Phone1, Inc., a telecommunications company ("Phone1"). The transaction is expected to close by May 31, 2001. Globaltron will issue 12.0 million restricted shares of its common stock for 100% of the outstanding common stock of Phone1. As security for the indemnification provisions given by the Phone1 shareholders described in the Agreement, 7.2 million shares of the Company shares issued to the Phone1 shareholders will be pledged, pursuant to a pledge and security agreement.

Phone1 has developed a marketing and business concept for the placement of domestic and international long distance telephone calls from the United States to anywhere in the world from public payphones at very competitive consumer rates. The service is currently being offered on a "test basis" in the South Florida area. The business plan is to roll out the service in six of the largest metropolitan areas of the United States. The concept will utilize Globaltron's existing United States and international ATM/VOIP switching network as well as other third party telecommunications providers such as Qwest Communications Corp. and Global Crossing Corp. In this regard, Globaltron has recently entered into Carrier Service Agreements with both Qwest and Global Crossing.

The Phone1 concept involves installing bright yellow phone handsets on what we believe will be strategically located public payphones. Once installed the Phone1 yellow payphone will allow a user for one dollar in change to make an international or domestic long distance call (dialing direct without the need to be a subscriber or to have an access code) for, on average, a three to five minute period depending on the country called.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Financial Statements for Phone1, Inc. which was the business that was acquired.

                  Report of Independent Certified Public Accountants

                  Financial Statements

                         Balance Sheet

                         Statement of Operations

                         Statement of Stockholders' Equity (Deficit)

                         Statement of Cash Flows

                  Notes to Financial Statements

         (b)      Pro Forma Condensed Consolidated Financial Information

                  Pro forma financial information of Globaltron Corporation and Phone1, Inc.

         (c)      Exhibits

                  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2001                  GLOBALTRON CORPORATION
       ---------------

                                        By: /s/ Syed Naqvi
                                            ------------------------------------
                                           Syed Naqvi, Chief Financial Officer

                     FINANCIAL STATEMENTS AND
                  REPORT OF INDEPENDENT CERTIFIED
                        PUBLIC ACCOUNTANTS

                           PHONE1, INC.
                   (A Development Stage Company)

                          March 31, 2001

                                 C O N T E N T S



                                                                                                           Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                                         F-1


FINANCIAL STATEMENTS

    BALANCE SHEET                                                                                          F-2

    STATEMENT OF OPERATIONS                                                                                F-3

    STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)                                                            F-4

    STATEMENT OF CASH FLOWS                                                                                F-5

    NOTES TO FINANCIAL STATEMENTS                                                                       F-6 - F-10

                         REPORT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS



Board of Directors
Phone1, Inc.

We have audited the accompanying balance sheet of Phone1, Inc. as of March 31, 2001, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from December 7, 2000 (date of inception) through March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Phone1, Inc. as of March 31, 2001, and the results of their operations and their cash flows for the period from December 7, 2000 (date of inception) through March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company's current liabilities exceeded its current assets by $846,945 and the Company had a retained deficit of $872,979 at March 31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Grant Thornton LLP

Miami, Florida
August 8, 2001

                                  Phone1, Inc.
                          (A Development Stage Company)

                                  BALANCE SHEET

                                 March 31, 2001


                                     ASSETS

Current assets
    Cash and cash equivalents                                       $    12,500
    Prepaid advertising and consulting                                1,054,313
                                                                    -----------

               Total current assets                                   1,066,813

Fixed assets, net                                                        30,622
Other assets                                                             43,344
                                                                    -----------

               Total assets                                         $ 1,140,779
                                                                    ===========


                     LIABILITIES AND STOCKHOLDERS' DEFICIT


Current liabilities
    Accounts payable                                                $    11,583
    Accrued expenses and other current liabilities                      152,175
    Loan payable                                                      1,750,000
                                                                    -----------

               Total current liabilities                              1,913,758

Stockholders' deficit
    Common stock, par value of $.001, 1,000 shares
      issued and outstanding                                                  1
    Additional paid-in capital                                           99,999
    Accumulated deficit during the development stage                   (872,979)
                                                                    -----------

               Total stockholders' deficit                             (772,979)
                                                                    -----------

               Total liabilities and stockholders' deficit          $ 1,140,779
                                                                    ===========

The accompanying notes are an integral part of this statement.

                                  Phone1, Inc.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

            For the Period from December 7, 2000 (Date of Inception)
                             through March 31, 2001



Revenue                                                             $      --

Expenses
    Selling and marketing                                               228,888
    General and administrative                                          768,303
    Depreciation and amortization                                         4,697
                                                                    -----------

               Operating loss                                        (1,001,888)

Other income (expense)
    Interest expense                                                    (21,091)
    Other income                                                        150,000
                                                                    -----------

               Loss before income taxes                                (872,979)

Income tax benefit                                                         --
                                                                    -----------

               Net loss                                             $  (872,979)
                                                                    ===========



The accompanying notes are an integral part of this statement.

                                  Phone1, Inc.
                          (A Development Stage Company)

                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

            For the Period from December 7, 2000 (Date of Inception)
                             through March 31, 2001

                                                                                                             Total
                                        Shares of                        Additional                      Stockholders'
                                         Common          Common           Paid-in         Accumulated       Equity
                                         Stock            Stock           Capital          Deficit         (Deficit)
                                       ---------        ---------        ---------        ---------         ---------
Balance, December 7, 2000,
  date of inception                         --          $    --          $    --          $    --           $    --

Issuance of common stock                   1,000                1           49,999             --              50,000

Capital contribution                        --               --             50,000             --              50,000

Net loss                                    --               --               --           (872,979)         (872,979)
                                       ---------        ---------        ---------        ---------         ---------

Balance, March 3, 2001                     1,000        $       1        $  99,999        $(872,979)        $(772,979)
                                       =========        =========        =========        =========         =========


The accompanying notes are an integral part of this statement.

                                  Phone1, Inc.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

            For the Period from December 7, 2000 (Date of Inception)
                             through March 31, 2001


Cash flows from operating activities
     Net loss                                                                            $  (872,979)
     Adjustments to reconcile net loss to net cash used
       in operating activities
         Depreciation and amortization                                                         4,697
         Changes in assets and liabilities
              Increase in prepaid advertising and consulting                              (1,054,313)
              Increase in accounts payable                                                    11,583
              Increase in other assets                                                       (46,440)
              Decrease in accrued expenses and other liabilities                             152,175
                                                                                         -----------

                  Net cash used in operating activities                                   (1,805,277)
                                                                                         -----------

Cash flows from investing activities
     Acquisitions of property and equipment                                                  (32,223)
                                                                                         -----------

                  Net cash used in by investing activities                                   (32,223)
                                                                                         -----------

Cash flows from financing activities
     Borrowings under loan payable                                                         1,750,000
     Proceeds from the issuance of common stock                                               50,000
     Capital contribution                                                                     50,000
                                                                                         -----------

                  Net cash provided by financing activities                                1,850,000
                                                                                         -----------

Net increase in cash                                                                          12,500

Cash at beginning of period                                                                     --
                                                                                         -----------

Cash at end of period                                                                    $    12,500
                                                                                         ===========


Supplemental disclosure of cash flow information Cash paid during the period for:
         Taxes                                                                           $      --
                                                                                         ===========
         Interest                                                                        $      --
                                                                                         ===========

The accompanying notes are an integral part of this statement.

                                  Phone1, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Description of Business
     ----------------------------------------

     Phone1, Inc. (the "Company") is a Florida corporation and was organized on December 7, 2000. The Company intends to provide telecommunication services for domestic and international calls through public payphones at competitive consumer notes.

     Cash and Cash Equivalents
     -------------------------

     The Company considers all highly liquid investments with original maturities of three months or less, when purchased, to be cash equivalents. Included in cash and cash equivalents is a $12,500 certificate of deposit.

     Fixed Assets
     ------------

     Fixed assets are stated at cost. Depreciation is computed over the estimated useful lives of the assets by the straight-line method for financial reporting purposes.

     Income Taxes
     ------------

     Deferred income taxes have been provided for elements of income and expense which are recognized for financial reporting purposes in periods different than such items are recognized for income tax purposes. The Company accounts for deferred taxes utilizing the liability method, which applies the enacted statutory rates in effect at the balance sheet date to differences between the book and tax basis of assets and liabilities. The resulting deferred tax liabilities and assets are adjusted to reflect changes in tax laws. A valuation allowance is provided against deferred income tax assets to the extent of the likelihood that the deferred tax asset may not be realized.

     Use of Estimates
     ----------------

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                                                    (continued)

                                  Phone1, Inc.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                 March 31, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     Fair Value of Financial Instruments
     -----------------------------------

     The Company estimates that the fair value of its financial instruments approximates the carrying value of its financial instruments at March 31, 2001.

     Advertising Costs
     -----------------

     On March 8, 2001, the Company entered into an agreement with an advertisement agency to promote the Company's product and services. During March 31, 2001, the Company made payments to the agency of approximately $1.2 million. The services rendered during the period by the agency amounted to approximately $229,000.

NOTE B - OPERATIONAL MATTERS

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has experienced a net loss of $872,979 for the period ended March 31, 2001. Additionally, the Company's current liabilities exceeds its current assets by $846,945 and the Company used cash of $1,805,277 in its operations for the period ended March 31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters are also described below. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon future profitable operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements on a continuing basis, to maintain present financing, and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

     In response to the matters described in the preceding paragraphs, management believes that a significant portion of its losses to date and shareholders deficit is the result of normal expenses of a start-up entity in the industry in which the Company operates. Management believes that on the basis of the realization of returns on expenditures to date, the non-recurrence of initial start-up costs to the extent previously incurred and the Company securing additional loan and equity contributions in the short term, that the Company will be able to operate its business in the normal course.

                                  Phone1, Inc.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                 March 31, 2001


NOTE C - OTHER INCOME

     During the period ending March 31, 2001, the Company was paid $150,000 by Globaltron Communication Corporation to provide strategic advisory and consulting services to Globaltron Communication Corporation for a period of one month.

NOTE D - FIXED ASSETS

     Property and equipment at March 31, 2001, consisted of the following:

                                                Estimated
                                                 Useful
                                              Life - Years
                                              ------------

          Office furniture and equipment            5              $    32,223

          Less accumulated depreciation                                 (1,601)
                                                                   -----------
                                                                   $    30,622
                                                                   ===========

NOTE E - OTHER ASSETS

     During March 31, 2001, the Company entered into an agreement with an individual to purchase the Company's domain name "Phone1.com." The Company paid $40,000 and is amortizing the asset for a period of five years. At March 31, 2000, the accumulated amortization is $3,096.

NOTE F - LOAN PAYABLE

     At March 31, 2001, the Company was indebted to an entity in the principal amount of $1.75 million, bearing interest at 11.5 percent. The indebtedness is not evidenced by a promissory note and was not secured by any of the assets of the Company. The Company had accrued interest of approximately $22,000 as of March 31, 2001.

NOTE G - INCOME TAXES

     The Company has no current income tax benefit as a result of a tax net operating loss for the year ending March 31, 2001.

     The Company has not recorded a deferred tax benefit because of a valuation allowance which completely provides for the deferred tax assets.

                                                                    (continued)

                                  Phone1, Inc.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                 March 31, 2001



NOTE G - INCOME TAXES - Continued

     Deferred tax assets at March 31, 2001 are comprised of the following:

                  Net operating loss                          $     323,002
                                                              -------------

                      Deferred tax assets                           323,002

                  Less valuation allowance                         (323,002)
                                                              -------------

                                                              $       --
                                                              =============

     At March 31, 2001, Phone1, Inc. had net operating loss carryforwards for federal tax purposes of approximately $873,000, expiring in 2021. These losses are subject to limitation under IRC Section 382, due to stock ownership changes.

NOTE H - COMMITMENTS AND CONTINGENCIES

     On March 8, 2001, the Company entered into an agreement with an advertisement agency. The term of the agreement is for a period of 9 months. In addition to the up-front payments totalling $1.2 million as described in Note A, the Company is required to make payments of $75,000 monthly until the termination of the contract.

     On August 8, 2001, the Company entered into an agreement with an advertisement agency to provide professional marketing services to the Company. The new agreement terminates the previous contract with the advertisement agency. The Company is required to make four monthly payments of $16,250 beginning August 15, 2001. Additionally, the Company would pay a markup fees on the cumulative yearly net media expenses based on a sliding scale. The term of the agreement is for a period of five years.

NOTE I - SUBSEQUENT EVENTS

     On May 4, 2001, the Company entered into an agreement with eight consultants, who are also shareholders, to provide services as may be requested and directed by the President and CEO of the Company. The consulting fees ranged from $10,000 to $13,000 per month during the term of the agreement. The agreements shall terminate on December 31, 2001.

                                                                     (continued)

                                  Phone1, Inc.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                 March 31, 2001


NOTE I - SUBSEQUENT EVENTS - Continued

     On May 8, 2001, the Company entered into a loan with the GNB Bank in the principal amount of $2.75 million, plus interest at Citibank N.A. prime plus 2%. Payment of the outstanding obligation was due on July 8, 2001. The loan was paid in full by Globaltron Corporation prior to its maturity date.

     On June 6, 2001, the Company entered into a loan with the GNB Bank in the principal amount of $300,000, plus interest at Citibank N.A. prime plus 2%. Payment of the outstanding obligation was due on July 6, 2001. The loan was paid in full by Globaltron Corporation prior to its maturity date.

     On June 13, 2001, Globaltron Corporation acquired all of the outstanding shares of the Company for 12 million restricted shares of Globaltron Corporation's common stock. As security for the indemnification provisions given by the Company's shareholders to Globaltron Corporation, 7.2 million shares of common stock was pledged.

     On June 28, 2001, the Company entered into a license agreement with a vendor. Under the agreement, the vendor granted the Company a non-exclusive, non-transferable license to use the software. The Company is required to pay the vendor a total of $760,000 at a rate of $21,000 per month for a period of 36 months. The Company will pay up to $1.7 million to the vendor if the Company reaches certain revenue milestones. The first time that any such fees will be due to the vendor shall be 18 months from the agreement date.

     On July 24, 2001, the Company entered into an agreement with a vendor for a period of 10 years. The vendor is a leading manufacturer and distributor of intelligent electronic assemblies for payphones, under which the Company has exclusive access to custom firmware technology designed to enhance the Company's coin-operated international long distance services. In addition to the exclusive use of the firmware technology, the Company has been granted licensing rights to use the vendor's proprietary answer detection technology and its ExpressNet(R) and Panorama(R) software upgrades. Under this agreement the Company is required to maintain a minimum inventory of five thousand custom products.

     On July 31, 2001, Phone1, Inc., a wholly owned subsidiary of Globaltron Corporation entered into a loan with GNB Bank in the principal amount of $2 million, plus interest at Citibank N.A.'s prime plus 2%. Payment of the outstanding obligations is due on September 17, 2001.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION



Effective June 13, 2001, the Company acquired all of the outstanding common stock of Phone1, Inc., a telecommunications marketing company, for 12 million restricted shares of the Company's common stock. The acquisition has been accounted for using the purchase method of accounting.

The following Pro Forma Condensed Consolidated Statements of Earnings for the year ended March 31, 2001 and the three months ended June 30, 2001 give effect to the acquisition by the Company of Phone1, Inc. The Pro Forma Condensed Consolidated Statements of Earnings for the year ended March 31, 2001 and the three months ended June 30, 2001 present the Pro Forma results assuming the acquisition occurred April 1, 2000 and April 1, 2001, respectively. No Pro Forma balance sheet has been presented as the acquisition occurred prior to June 30, 2001 and the Company has previously filed Form 10QSB for the period ending June 30, 2001.

The Pro Forma Condensed Financial Statements have been prepared based upon the historical financial statements of the Company and the acquired subsidiary for the periods stated above. Such Pro Forma statements are not indicative of what the Company's financial position or results of operations actually would have been if these transactions in fact occurred on the dates indicated.

                     Globaltron Corporation and Subsidiaries

                        PRO FORMA CONSOLIDATED CONDENSED
                       STATEMENT OF OPERATIONS - UNAUDITED

                    For the Three Months Ended June 30, 2001

                                                            Globaltron
                                                           Corporation
                                                                and                                 Pro Forma
                                                           Subsidiaries        Phone1, Inc.         Adjustment            Combined
                                                           ------------        ------------        ------------        ------------

Revenue                                                    $    608,492        $     63,420        $    (22,924)(c)    $    648,988

Expenses
    Costs of sales                                              964,808             157,068              (7,500)(c)       1,114,376
    Sales and marketing                                            --             1,524,263              (7,500)(c)       1,516,763
    General and administrative                                1,824,294             774,255             (63,697)(c)       2,534,852
    Depreciation and amortization                               742,662               5,778                --               748,440
    Intangibles amortization                                    452,504                --             1,976,380 (a)       2,428,884
                                                           ------------        ------------        ------------        ------------

          Operating loss                                     (3,375,776)         (2,397,945)         (1,920,607)         (7,694,328)

Other income (expenses)
    Interest expenses, net                                      (52,216)            (98,130)             30,382 (c)        (119,964)
    Other expenses                                             (315,024)               --                  --              (315,024)
                                                           ------------        ------------        ------------        ------------

          Loss before income taxes
            and extraordinary item                           (3,743,016)         (2,496,075)         (1,890,225)         (8,129,316)

Income tax benefit                                                 --                  --                  --                  --
                                                           ------------        ------------        ------------        ------------

          Loss before extraordinary item                     (3,743,016)         (2,496,075)         (1,890,225)         (8,129,316)

Extraordinary item                                            7,236,841                --                  --             7,236,841
                                                           ------------        ------------        ------------        ------------

          Net income (loss)                                $  3,493,825        $ (2,496,075)       $ (1,890,225)       $   (892,475)
                                                           ============        ============        ============        ============


Basic earnings per common share

    Loss from continuing operations
      before extraordinary gain                            $      (0.11)                                               $      (0.20)
    Extraordinary gain on
      extinguishment of debt                                       0.22                                                        0.18
                                                           ------------                                                ------------

    Net income                                             $       0.11                                                $      (0.02)


Diluted earnings per common share

    Loss from continuing operations
      before extraordinary gain                            $      (0.11)                                               $      (0.20)
    Extraordinary gain on
      extinguishment of debt                                       0.22                                                        0.18
                                                           ------------                                                ------------

    Net income                                             $       0.11                                                $      (0.02)
                                                           ============                                                ============

Weighted average number of
  shares outstanding
    Basic                                                    32,823,449                                                  40,735,537
                                                           ============                                                ============
    Diluted                                                  33,317,954                                                  40,735,537
                                                           ============                                                ============

                     Globaltron Corporation and Subsidiaries

                        PRO FORMA CONSOLIDATED CONDENSED
                       STATEMENT OF OPERATIONS - UNAUDITED

                        For the Year Ended March 31, 2001


                                                           Globaltron
                                                           Corporation
                                                               and                                 Pro Forma
                                                           Subsidiaries        Phone1, Inc.        Adjustment            Combined
                                                           ------------        ------------        ------------        ------------

Revenue                                                    $  2,752,377        $       --          $       --          $  2,752,377

Expenses
    Costs of sales                                            5,132,457                --                  --             5,132,457
    Sales and marketing                                            --               228,888                --               228,888
    General and administrative                                6,985,150             768,303            (150,000)(b)       7,603,453
    Depreciation and amortization                             2,650,023               4,697                --             2,654,720
    Goodwill and intangibles
      amortization                                              891,638                --             9,715,537 (a)      10,607,175
                                                           ------------        ------------        ------------        ------------

          Operating loss                                    (12,906,891)         (1,001,888)         (9,565,537)        (23,474,316)

Other income (expenses)
    Amortization of deferred loan costs                     (24,647,560)               --                  --           (24,647,560)
    Settlement of service agreement                          (1,350,000)               --                  --            (1,350,000)
    Loss on acquisition and other deposit                      (638,000)               --                  --              (638,000)
    Loss on investment of interloop                          (2,091,894)               --                  --            (2,091,894)
    Loss on write-down and disposal
      of fixed assets                                        (3,708,058)               --                  --            (3,708,058)
    Interest expenses, net                                   (2,060,952)            (21,091)               --            (2,082,043)
    Other expenses                                             (111,696)               --                  --              (111,696)
    Other income                                                   --               150,000            (150,000)(b)            --
                                                           ------------        ------------        ------------        ------------

          Loss before income
            taxes                                           (47,515,051)           (872,979)         (9,715,537)        (58,103,567)

Income tax benefit                                                 --                  --                  --                  --
                                                           ------------        ------------        ------------        ------------

          Net loss                                         $(47,515,051)       $   (872,979)       $ (9,715,537)       $(58,103,567)
                                                           ============        ============        ============        ============


Net loss per common share - basic
  and fully diluted                                        $      (2.22)                                               $      (1.74)
                                                           ============                                                ============

Weighted average number of
  shares outstanding                                         21,387,244                                                 33,387,244
                                                          =============                                                ===========

                     Globaltron Corporation and Subsidiaries

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS



a) On June 13, 2001, the Company consummated an agreement to purchase 100% of the stock of Phone1, Inc. for 12 million shares of restricted common stock of the Company. The acquisition of Phone1, Inc. resulted in the recognition of $29,146,612 of intangible assets. The Company is amortizing the intangible assets over three years. The Pro Forma adjustment is to record the amortization of the intangible assets as if the acquisition occurred on the first day of the periods presented.

b)   To eliminate a transaction between the Company and Phone1, Inc.

c) To eliminate 17 days of Phone1, Inc.'s transaction for the period of June 13, 2001 to June 30, 2001 that are already included in Globaltron Corporation and Subsidiaries statement of operations for the three months ended June 30, 2001.